Exhibit 10.1

SIXTH CONSENT AND AGREEMENT

THIS SIXTH CONSENT AND AGREEMENT (this “Agreement”) is entered into on April 29, 2020, among Falcon Global USA LLC (“Borrower”), the other Loan Parties, JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, “Agent”), issuing bank and security trustee and the Lenders party hereto, which constitute Required Lenders under the Credit Agreement (as defined below). Capitalized terms used but not defined in this Agreement have the meaning given them in the Credit Agreement (defined below).

RECITALS

A.    Borrower the other Loan Parties, Agent and the Lenders are party to that certain Credit Agreement, dated as of February 8, 2018 (as amended from time to time, the “Credit Agreement”).

B.    Section 5.01(a) of the Credit Agreement requires that the Borrower furnish to the Agent and each Lender within one hundred and twenty (120) days after the end of each fiscal year of Borrower its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for each such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (the “Audited Financial Statements”).

C.    Borrower requests that the Lenders consent that (i) the deadline for delivery of the Audited Financial Statements for the fiscal year ended December 31, 2019 be extended to May 31, 2020 and (ii) the Audited Financial Statements for the fiscal year ended December 31, 2019 may include a “going concern” or like qualification, commentary or exception.

D.    Section 5.01(d) of the Credit Agreement requires that the Borrower furnish to the Agent and each Lender, within 30 days preceding April 30 of each calendar year, Appraisals and survey reports based on complete physical inspections (“Physical Appraisals”) regarding, for the year ended December 31, 2020, the vessels listed on Schedule 1 hereto (the “2020 Physical Appraisal Vessels”) and desktop Appraisals regarding all Vessels other than the 2020 Physical Appraisal Vessels.

E.    Borrower requests that the deadline for delivery of Physical Appraisals regarding the 2020 Physical Appraisal Vessels be extended to December 31, 2020.

NOW THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.    Consent. The Required Lenders consent that:

(a)    the deadline for delivery of the Audited Financial Statements for the fiscal year ended December 31, 2019 is extended to May 31, 2020;

(b)    the Audited Financial Statements for the fiscal year ended December 31, 2019 may include a “going concern” or like qualification, commentary or exception; and

(c)    the deadline for delivery of Physical Appraisals regarding the 2020 Physical Appraisal Vessels is extended to December 31, 2020.

2.    Agreement.

(a)    On or before April 29, 2020, the Borrower agrees to furnish to the Agent and each Lender its unaudited consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for 2019, setting forth in each case in comparative form the figures for 2018, all certified by a Financial Officer of Borrower as presenting fairly in all material respects the financial condition and results of operations of Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(b)    The Borrower agrees to furnish to the Agent and each Lender desktop appraisals regarding all Vessels on or before April 30, 2020.

(c)    The Borrower hereby agrees to furnish to the Agent and each Lender Physical Appraisals regarding the 2020 Physical Appraisal Vessels as soon as practical following the date of this Agreement, and in any event on or before December 31, 2020.

(d)    If the Borrower timely furnishes Physical Appraisals pursuant to the foregoing sub-clause (c) hereof, such Physical Appraisals shall be deemed to have been delivered on or about April 30, 2020 for purposes of clause (ii) of Section 5.01(d) of the Credit Agreement.

3.    Effectiveness. This Agreement shall become effective on the date (the “Effective Date”) on which Agent shall have received the following in form and substance satisfactory to Agent:

(a)    this Agreement executed by the Loan Parties, the Agent and Lenders constituting the Required Lenders; and

(b)    payment from Borrower of all fees and expenses (including legal fees and disbursements) incurred and not yet reimbursed pursuant to Section 9.03 of the Credit Agreement.

4.    Representations and Warranties. Each Loan Party represents and warrants to Agent and Lenders that (a) no consent of any Person (other than Agent and the Required Lenders) is required for this Agreement to be effective, (b) as of the Effective Date, the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement as though made on the date of this Agreement, except with respect to Section 3.04 of the Credit Agreement for events, changes or conditions arising from or as a result of the COVID-19 pandemic, and (c) as of the Effective Date, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party. The representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement. No investigation by Agent or any Lender is required for Agent and Lenders to rely on the representations and warranties in this Agreement.

5.    Scope of Waiver; Reaffirmation. Except as expressly provided herein, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall he deemed to be amended to conform to the terms of the Credit Agreement. Each Loan Party hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to the legal, valid, and binding obligations enforceable in accordance with their terms (as the same are expressly affected by this Agreement).

6.    Release of Claims. THE LOAN PARTIES, ON THEIR OWN BEHALF AND ON BEHALF OF THEIR RESPECTIVE SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ATTORNEYS (the “RELEASING PARTIES”), HEREBY FOREVER, FULLY, UNCONDITIONALLY AND IRREVOCABLY RELEASE EACH CREDIT PARTY AND ITS SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS (the “RELEASED PARTIES”) FROM ANY LIABILITY FOR ACTIONS OR OMISSIONS IN CONNECTION WITH THE LOAN DOCUMENTS ARISING OR OCCURRING ON OR PRIOR TO THE DATE OF THIS AGREEMENT, AND THE RELEASING PARTIES WAIVE AND RELEASE ANY AND ALL OF THEIR RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION AGAINST EACH RELEASED PARTY BASED UPON OR RELATED TO, IN WHOLE OR IN PART, NEGLIGENCE, BREACH OF CONTRACT OR OTHER FAULT, OR STRICT LIABILITY WITHOUT REGARD TO FAULT (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), TO THE MAXIMUM EXTENT THAT SUCH RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION MAY LAWFULLY BE RELEASED AND WAIVED AND TO THE EXTENT ARISING OR OCCURRING ON OR PRIOR TO THE DATE OF THIS AGREEMENT. IN FURTHERANCE HEREOF, THE LOAN PARTIES REPRESENT THAT EACH OF THEM HAS HAD THE OPPORTUNITY TO ENGAGE LEGAL COUNSEL IN CONNECTION WITH THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AGREEMENT, NONE OF THEM CONSIDERS ITSELF TO BE IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE LOAN DOCUMENTS AND EACH OF THEM VOLUNTARILY CONSENTS TO THIS AGREEMENT.

7.    Miscellaneous.

(a)    No Waiver of Other Defaults. Except as expressly provided for herein, this Agreement does not constitute (i) a waiver of, consent to or waiver of rights or remedies in respect of any provision of the Credit Agreement or any other Loan Document not expressly waived by this Agreement, or (ii) a waiver of Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents other than as expressly consented to hereby.

(b)    Form. Each agreement, document, instrument or other writing to be furnished Agent under any provision of this Agreement must be in form and substance satisfactory to Agent and its counsel.

(c)    Headings. The headings and captions used in this Agreement are for convenience only and will not be deemed to limit, amplify or modify the terms of this Agreement, the Credit Agreement, or the other Loan Documents.

(d)    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e)    Multiple Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Agreement may be transmitted and signed by facsimile and portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on each Loan Party, Agent and Lenders. Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(f)    Governing Law. This Agreement and the other Loan Documents must be construed, and their performance enforced, under the laws of the State of New York.

(g)    Entirety. THIS AGREEMENT IS A LOAN DOCUMENT. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG EACH LOAN PARTY, AGENT, AND LENDERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

This Agreement is executed as of the date first written above.

LOAN PARTIES:

FALCON GLOBAL USA LLC

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	VP

FALCON GLOBAL OFFSHORE LLC

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	VP

FALCON GLOBAL OFFSHORE II LLC

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	VP

FALCON GLOBAL JILL LLC

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	VP

FALCON GLOBAL ROBERT LLC

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	VP

FALCON GLOBAL LLC

By:	/s/ Jesús Llorca
Name:	Jesús Llorca
Title:	VP

Sixth Consent and Agreement

AGENT AND LENDER:

JPMORGAN CHASE BANK, N.A., as Agent and Lender

By:	/s/ William Canney
Name:	William Canney
Title:	Authorized Officer

Sixth Consent and Agreement

LENDERS:

REGIONS BANK

By:	/s/ William P Carroll
Name:	William P Carroll
Title:	Senior Vice President

HANCOCK WHITNEY BANK

By:	/s/ Tommy D. Pitre
Name:	Tommy D. Pitre
Title:	Senior Vice President

FIRST HORIZON BANK, a Tennessee banking corporation, successor by conversion to First Tennessee Bank National Association, a national banking association

By:	/s/ Jim Hennigan
Name:	Jim Hennigan
Title:	Senior Vice President

TRUSTMARK NATIONAL BANK

By:	/s/ J. Christopher Gladden
Name:	J. Christopher Gladden
Title:	Senior Vice President Senior Credit Officer- Corporate

Sixth Consent and Agreement

Schedule 1

2020 Physical Appraisal Vessels

1.	LB Caitlin

2.	L/B Myrtle

3.	L/B Kayd

4.	LB Robert

5.	LB Jill

6.	SEACOR Gale

7.	SEACOR Legacy

8.	SEACOR Power